UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 14, 2004

CoSine Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30715	94-3280301

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Bridge Parkway, Redwood City, California		94065

(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number Including Area Code: (650) 637-4777

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 16.01
EXHIBIT 99.1

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 14, 2004, CoSine Communications, Inc. (the “Company”) was advised by Ernst & Young LLP (“E&Y”) that it will resign as the Company’s independent registered public accounting firm effective upon the filing of the Company’s quarterly report on Form 10-Q for the quarter ending September 30, 2004.

The reports of E&Y on the Company’s financial statements as of and for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company’s most recent two years ended December 31, 2003 and 2002 and the subsequent interim period there were no disagreements between E&Y and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, that, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such years.

The Company has provided a copy of this Report to E&Y and requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to this item. E&Y furnished such a letter, dated September 17, 2004, a copy of which is attached hereto as Exhibit 16.01.

Item 7.01 Regulation FD Disclosure

On September 20, 2004 the Company issued a press release announcing the events described in Item 4.01. The press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 7.01. The press release is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

16.01	Letter dated September 17, 2004 to the Securities and Exchange Commission from Ernst & Young LLP

99.1	Press Release, dated September 20, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 20, 2004	COSINE COMMUNICATIONS, INC.

	By:	/s/ Terry Gibson

Terry Gibson Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
No.	Description
16.01	Letter dated September 17, 2004 to the Securities and Exchange Commission from Ernst & Young LLP
99.1	Press Release dated September 20, 2004